Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for three and six months ended June 30, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Griffin, Chief Executive Officer and President of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.             The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2007	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President